================================================================================




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):   May 30, 1997


                            CASTLE ENERGY CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)


         0-10990                                          76-0035225
------------------------                   -------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


  One Radnor Corporate Center, Suite 250, 100 Matsonford Road, Radnor, PA 19087
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

                                 (610) 995-9400
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)








================================================================================

             Castle Energy Corporation ("Company") submits the following information:

ITEM 2.  Acquisition or Disposition of Assets

             On May 30, 1997, the Company consummated the sale of its Rusk County, Texas oil and gas properties and pipeline to Union Pacific Resources Company ("UPRC") and Union Pacific Interstate Pipeline Company ("UPIPC"), respectively. The assets sold include approximately 8150 net acres, 115 producing oil and gas wells and a 74 mile pipeline which gathers gas from the producing wells and delivers to a pipeline owned by Lone Star Gas Company. The reserves associated with the oil and gas properties that were sold comprise approximately 84% of the Company's proved reserves. The Company still owns its non-Texas oil and gas properties and its gas sales contract with Lone Star Gas Company. That contract expires on May 31, 1999.

             The purchase price received by the Company was $54,758,531 and consisted of $50,183,531 cash, $1,575,000 of liabilities assumed by UPRC and $3,000,000 of prepaid gas transportation. The gas transportation prepayment relates to natural gas that the Company is required to supply to Lone Star Gas Company through May 31, 1999. Although the purchase price will be increased or decreased through post closing adjustments within the next 160 days, the net amount of such post closing adjustments is not expected to be significant.

ITEM 7.  Financial Statements and Exhibits

         b. Pro forma Financial Information

            See attached Pro Forma Consolidated Financial Statements of the Company

         c. Exhibits:

            10a. Purchase and Sale Agreement by and among Castle Energy
                 Corporation, Castle Texas Production Limited Partnership and Union Pacific Resources Company, dated May 16, 1997.

            10b. Purchase and Sale Agreement by and among Castle Energy
                 Corporation, Castle Texas Pipeline Limited Partnership and Union Pacific Intrastate Pipeline Company, dated May 16, 1997.

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    CASTLE ENERGY CORPORATION


Date: June 10, 1997                                 By: /s/ Richard E. Staedtler
     ------------------------                          -------------------------
                                                        Richard E. Staedtler
                                                        Chief Financial Officer

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY

      The following pro forma consolidated balance sheet and statements of operations of the Company illustrate the estimated effects of the sale (the "Asset Sale") of the Company's Rusk County, Texas oil and gas properties and pipeline to Union Pacific Resources Company ("UPRC") and Union Pacific Intrastate Pipeline Company ("UPIPC"), respectively, as if the Asset Sale had occurred on (i) March 31, 1997 for balance sheet purposes, (ii) October 1, 1996 for purposes of the statement of operations for the six months ended March 31, 1997, and (iii) October 1, 1995 for purposes of the statement of operations for the year ended September 30, 1996. The pro forma consolidated financial statements assume that the post closing adjustments to the purchase price will not be significant.

      THE PRO FORMA CONSOLIDATED STATEMENTS OF THE COMPANY DO NOT PURPORT TO REPRESENT WHAT THE COMPANY'S FINANCIAL POSITION OR RESULTS OF OPERATIONS WOULD ACTUALLY HAVE BEEN IF THE ASSET SALE IN FACT HAD OCCURRED ON SUCH DATES OR TO PROJECT THE COMPANY'S FINANCIAL CONDITION OR RESULTS OF OPERATIONS AS OF ANY FUTURE DATE OR FOR ANY FUTURE PERIOD. The pro forma adjustments are based upon available information and upon certain assumptions that the Company believes are reasonable under the circumstances. The pro forma consolidated financial statements and accompanying notes should be read in conjunction with the historical consolidated financial statements of the Company and notes thereto and the other financial information regarding the Company included in filings with the Securities and Exchange Commission made by the Company.

                                    Page F-1

                   CASTLE ENERGY CORPORATION AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1997
                                   (UNAUDITED)
                                ("000's" Omitted)



                                                                                                 Historical
                                                                                                -----------
                                        ASSETS                                                  (Unaudited)
Current assets:
    Cash and cash equivalents..........................................................           $  5,298
    Restricted cash....................................................................                816
    Accounts receivable................................................................              9,793
    Prepaid expenses and other current assets..........................................                161
    Deferred income taxes..............................................................              2,373
    Estimated realizable value of discontinued net refining assets.....................              6,288
                                                                                                  --------
      Total current assets.............................................................             24,729
Property, plant and equipment, net:
    Natural gas transmission...........................................................             20,024
    Furniture, fixtures and equipment..................................................                199
Oil and gas properties, net............................................................             14,381
Gas contracts, net.....................................................................             20,455
Deferred income taxes..................................................................              2,609
Prepaid expense........................................................................
Other assets, net......................................................................                479
Note receivable........................................................................             10,000
                                                                                                  --------
      Total assets.....................................................................            $92,876
                                                                                                  ========

                         LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Current portion of long-term debt..................................................           $  6,000
    Accounts payable...................................................................              4,189
    Accrued expenses...................................................................              1,517
    Other liabilities..................................................................              3,829
    Net refining liabilities retained..................................................              9,220
                                                                                                  --------
      Total current liabilities........................................................             24,755
Long-term debt.........................................................................             10,157
Other long-term liabilities............................................................                 83
                                                                                                  --------
      Total liabilities................................................................             34,995
                                                                                                  --------
Commitments and contingencies
Stockholders' equity:
    Common stock; par value - $0.50; 25,000,000 shares authorized;
      6,703,646 shares issued and outstanding..........................................              3,352
Additional paid-in capital.............................................................             66,398
Retained earnings (deficit)............................................................              2,194
                                                                                                  --------
                                                                                                    71,944
      Treasury stock at cost - 1,264,100 shares........................................            (14,063)
                                                                                                  --------
                                                                                                    57,881
                                                                                                  --------
      Total liabilities and stockholders' equity.......................................            $92,876
                                                                                                  ========


                                                                                 Pro Forma Adjustments
                                                                     ------------------------------------------------
                                                                                        Repayment
                                                                      Asset Sale (a)   of Debt (b)    Tax Effects (c)    Pro Forma
                           ASSETS                                    ---------------   -----------    ---------------    ---------
Current assets:
    Cash and cash equivalents........................................    $50,184         ($16,157)                        $39,325
    Restricted cash..................................................                                                         816
    Accounts receivable..............................................                                                       9,793
    Prepaid expenses and other current assets........................      1,500                                            1,661
    Deferred income taxes............................................                                                       2,373
    Estimated realizable value of discontinued net refining assets...                                                       6,288
                                                                        --------         ---------                        -------
      Total current assets...........................................     51,684          (16,157)                         60,256
Property, plant and equipment, net:
    Natural gas transmission.........................................    (20,024)
    Furniture, fixtures and equipment................................                                                         199
Oil and gas properties, net..........................................    (12,080)                                           2,301
Gas contracts, net...................................................                                                      20,455
Deferred income taxes................................................                                                       2,609
Prepaid expense......................................................      1,500                                            1,500
Other assets, net....................................................                                                         479
Note receivable......................................................                                                      10,000
                                                                        --------         ---------                        -------
       Total assets...................................................   $21,080         ($16,157)                        $97,799
                                                                        ========         =========                        =======
                         LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Current portion of long-term debt................................                    ($ 6,000)
    Accounts payable.................................................                                                     $ 4,189
    Accrued expenses.................................................                                     $704              2,221
    Other liabilities................................................   ($ 1,575)                                            2,254
    Net refining liabilities retained................................                                                       9,220
                                                                        --------         ---------       ------           -------
       Total current liabilities......................................    (1,575)          (6,000)         704             17,884
Long-term debt.......................................................                     (10,157)
Other long-term liabilities..........................................                                                          83
                                                                        --------         ---------       ------           -------
      Total liabilities..............................................     (1,575)         (16,157)         704             17,967
                                                                        --------         ---------       ------           -------
Commitments and contingencies
Stockholders' equity:
    Common stock; par value - $0.50; 25,000,000 shares authorized;
      6,703,646 shares issued and outstanding........................                                                       3,352
Additional paid-in capital...........................................                                                      66,398
Retained earnings (deficit)..........................................     22,655                          (704)            24,145
                                                                        --------                         ------           -------
                                                                          22,655                          (704)            93,895
      Treasury stock at cost - 1,264,100 shares......................                                                     (14,063)
                                                                        --------                         ------           -------
                                                                          22,655                          (704)            79,832
                                                                        --------         ---------       ------           -------
       Total liabilities and stockholders' equity.....................   $21,080         ($16,157)        $  -            $97,799
                                                                        ========         =========       ======           =======

                                    Page F-2

                            CASTLE ENERGY CORPORATION
                NOTES TO THE PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1997
                                    UNAUDITED
                                ("000's" Omitted)


General
--------
     Gives effect to the Asset Sale as though it occurred March 31, 1997.

     (a) Reflects sale of Rusk County, Texas oil and gas properties and pipeline for purchase price of $54,759 as follows:


             Cash.................................................... $50,184
             Prepaid transportation for natural gas contracts........   3,000
             Assumption of liabilities by purchaser..................   1,575
                                                                      -------
                                                                      $54,759
                                                                      =======

     (b) Reflects assumed liquidation of bank debt from a portion of proceeds from the Asset Sale.

     (c) Reflects estimated additional tax provision, after application of the Company's tax carryforwards, resulting from the Asset Sale. Consists primarily of Federal Alternative Minimum Taxes.

     As a result of the Asset Sale, the Company expects to realize a $21,951 gain net of taxes for book purposes. For regular tax purposes, the gain will approximate $40,000. For alternative minimum taxes it will approximate $35,200.


                                    Page F-3

                   CASTLE ENERGY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED MARCH 31, 1997
                                   (UNAUDITED)
                                ("000's" Omitted)


                                                                                                Historical
                                                                                                ----------
Revenues:
    Natural gas marketing and transmission:
      Gas sales........................................................................       $     38,792
                                                                                              ------------
                                                                                                    38,792
                                                                                              ------------
    Exploration and production:
      Oil and gas sales................................................................              4,776
      Well operations..................................................................                235
                                                                                              ------------
                                                                                                     5,011
                                                                                              ------------
                                                                                                    43,803
                                                                                              ------------
Expenses:
    Natural gas marketing and transmission:
      Gas purchases....................................................................             24,075
      Operating costs..................................................................                368
      General and administrative.......................................................                677
      Depreciation and amortization....................................................              5,684
      Transportation...................................................................
                                                                                              ------------
                                                                                                    30,804
                                                                                              ------------
    Exploration and production:
      Oil and gas production...........................................................              1,294
      General and administrative.......................................................                615
      Depreciation, depletion and amortization.........................................                899
                                                                                              ------------
                                                                                                     2,808
                                                                                              ------------
    Corporate general and administrative expenses......................................              1,782
                                                                                              ------------
                                                                                                    35,394
                                                                                              ------------
Operating income.......................................................................              8,409
                                                                                              ------------

Other income (expense):
    Interest income....................................................................                435
    Other income (expense).............................................................                (51)
    Interest expense...................................................................               (753)
                                                                                              ------------
                                                                                                      (369)
                                                                                              ------------
Net income before provision for (benefit of) income taxes..............................              8,040
                                                                                              ------------
Provision for income taxes:
        State..........................................................................                 80
        Federal........................................................................              2,814
                                                                                              ------------
                                                                                                     2,894
                                                                                              ------------
Net income.............................................................................       $      5,146
                                                                                              ============

Net income per share:
        Primary........................................................................       $        .80
                                                                                              ============
        Fully diluted..................................................................       $        .80
                                                                                              ============
Weighted average number of common and common equivalent shares outstanding:
        Primary........................................................................          6,429,848
                                                                                              ============
        Fully diluted..................................................................          6,436,081
                                                                                              ============


                                                                                 Pro Forma Adjustments
                                                                   ---------------------------------------------------
                                                                                      Oil and Gas
                                                                                   Depreciation and         Interest
                                                                   Operations (1)     Depletion (2)        Expense (3)     Pro Forma
                                                                   --------------  -------------------    ------------     ---------
Revenues:
    Natural gas marketing and transmission:
      Gas sales.................................................  $   3,190 (a)                                           $  41,982
                                                                 ----------                                              ----------
                                                                      3,190                                                  41,982
                                                                 ----------                                              ----------
    Exploration and production:
      Oil and gas sales..........................................    (3,344)(e)                                               1,432
      Well operations............................................       (65)(b)                                                 170
                                                                 ----------                                              ----------
                                                                     (3,409)                                                  1,602
                                                                 ----------                                              ----------
                                                                       (219)                                                 43,584
                                                                 ----------                                              ----------
Expenses:
    Natural gas marketing and transmission:
      Gas purchases..............................................     3,190 (a)                                              27,265
      Operating costs............................................      (368)(c)
      General and administrative.................................      (343)(c)                                                 334
      Depreciation and amortization..............................                      ($     937)                            4,747
      Transportation.............................................       750(d)                                                  750
                                                                 ----------            ----------                        ----------
                                                                      3,229                  (937)                           33,096
                                                                 ----------            ----------                        ----------
    Exploration and production:
      Oil and gas production.....................................      (932)(c)                                                 362
      General and administrative.................................      (324)(c)                                                 291
      Depreciation, depletion and amortization...................                            (663)                              236
                                                                 ----------            ----------                        ----------
                                                                     (1,256)                 (663)                              889
                                                                 ----------            ----------                        ----------
    Corporate general and administrative expenses................                                                             1,782
                                                                 ----------            ----------                        ----------
                                                                      1,973                (1,600)                           35,767
                                                                 ----------            ----------                        ----------
Operating income.................................................    (2,192)                1,600                             7,817
                                                                 ----------            ----------                        ----------
Other income (expense):
    Interest income..............................................                                                               435
    Other income (expense).......................................                                                               (51)
    Interest expense.............................................                                        $     753
                                                                                                         ----------      ----------
                                                                                                               753              384
                                                                 ----------             ----------       ----------      ----------
Net income before provision for (benefit of) income taxes........    (2,192)                1,600              753            8,201
                                                                 ----------             ----------       ----------      ----------
Provision for income taxes:
        State....................................................       (22)                   16                8               82
        Federal..................................................      (767)                  560              263            2,870
                                                                 ----------             ----------       ----------      ----------
                                                                       (789)                  576              271            2,952
                                                                 ----------             ----------       ----------      ----------
Net income.......................................................($   1,403)            $   1,024        $     482        $   5,249
                                                                 ==========             ==========       ==========      ==========
Net income per share:
        Primary..................................................($     .22)            $     .16        $     .08        $     .82
                                                                 ==========             ==========       ==========      ==========
        Fully diluted............................................($     .22)            $     .16        $     .08        $     .82
                                                                 ==========             ==========       ==========      ==========
 Weighted average number of common and common
 equivalent shares outstanding:
        Primary.................................................. 6,429,848             6,429,848        6,429,848        6,429,848
                                                                 ==========             ==========       ==========      ==========
        Fully diluted............................................ 6,436,081             6,436,081        6,436,081        6,436,081
                                                                 ==========             ==========       ==========      ==========

                                    Page F-4

                            CASTLE ENERGY CORPORATION
           NOTES TO THE PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED MARCH 31, 1997
                                    UNAUDITED
                                ("000's" Omitted)


General
--------
     Gives effect to the Asset Sale as though it occurred October 1, 1996.

     1. Reflects changes in operating income items other than depletion and depreciation as a result of the Asset Sale as follows:

         (a) Reflects replacement of equity gas (sold in Asset Sale) with purchased gas, i.e., the gas that was previously owned is now being purchased from the buyer.

         (b) Reflects loss of operating fees attributable to oil and gas properties sold in Asset Sale.

         (c) Reflects reduction in operating and general and administrative costs attributable to assets sold.

         (d) Reflects amortization of two years of prepaid gas transportation received as part of the purchase price.

         (e) Reflects loss of oil and gas sales from oil and gas properties sold.

     2. Reflects reduction in depletion for oil and gas properties and in depreciation for pipeline as a result of the Asset Sale.

     3. Reflects elimination of interest expense since a portion of the proceeds from the Asset Sale were assumed used to liquidate the Company's bank debt.

     In accordance with the guidelines of the Securities and Exchange Commission, interest or other income has not been imputed on the remaining cash proceeds received by the Company in the Asset Sale nor have such cash proceeds been assumed to have been spent for other purposes such as repurchasing shares of the Company's stock or additional investments.


                                    Page F-5

                   CASTLE ENERGY CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 1996
                                   (UNAUDITED)
                                ("000's" Omitted)



                                                                                                Historical
                                                                                                ----------
Revenues:
    Natural gas marketing and transmission:
      Gas sales........................................................................        $    59,471
                                                                                                ----------
                                                                                                    59,471
                                                                                                ----------
    Exploration and production:
      Oil and gas sales................................................................              8,782
      Well operations..................................................................                442
                                                                                                ----------
                                                                                                     9,224
                                                                                                ----------
                                                                                                    68,695
                                                                                                ----------
Expenses:
    Natural gas marketing and transmission:
      Gas purchases....................................................................             34,233
      Operating costs..................................................................                845
      General and administrative.......................................................              1,231
      Depreciation and amortization....................................................             11,393
      Transportation...................................................................
                                                                                                ----------
                                                                                                    47,702
                                                                                                ----------
    Exploration and production:
      Oil and gas production...........................................................              2,045
      General and administrative.......................................................              1,235
      Depreciation, depletion and amortization.........................................              2,324
                                                                                                ----------
                                                                                                     5,604
                                                                                                ----------
    Corporate general and administrative expenses......................................              3,499
                                                                                                ----------
                                                                                                    56,805
                                                                                                ----------
Operating income.......................................................................             11,890
                                                                                                ----------

Other income (expense):
    Interest income....................................................................                961
    Other income ......................................................................              2,923
    Interest expense...................................................................             (1,959)
                                                                                                ----------
                                                                                                     1,925
                                                                                                ----------
Net income (loss) before provision for benefit of income taxes.........................             13,815
                                                                                                ----------
Provision for (benefit of) income taxes:
        State..........................................................................               (309)
        Federal........................................................................            (10,950)
                                                                                                ----------
                                                                                                   (11,259)
                                                                                                ----------
Net income.............................................................................          $  25,074
                                                                                                ==========

Net income per share:
        Primary........................................................................          $    3.73
                                                                                                ==========
        Fully diluted..................................................................          $    3.73
                                                                                                ==========
Weighted average number of common and common equivalent shares outstanding:
        Primary........................................................................          6,719,000
                                                                                                ==========
        Fully diluted..................................................................          6,719,000
                                                                                                ==========

                                                                                     Pro Forma Adjustments
                                                                      -------------------------------------------------
                                                                                           Oil and Gas
                                                                                         Depreciation and     Interest
                                                                      Operations (1)       Depletion (2)      Expense (3)  Pro Forma
                                                                      --------------  -------------------   -----------    ---------
Revenues:
    Natural gas marketing and transmission:
      Gas sales...................................................... $    5,294 (a)                                      $  64,765
                                                                      ----------                                          ---------
                                                                           5,294                                             64,765
                                                                      ----------                                          ---------
    Exploration and production:
      Oil and gas sales..............................................    (5,570) (e)                                          3,212
      Well operations................................................      (125) (b)                                            317
                                                                      ----------                                          ---------
                                                                         (5,695)                                              3,529
                                                                      ----------                                          ---------
                                                                           (401)                                             68,294
                                                                      ----------                                          ---------
Expenses:
    Natural gas marketing and transmission:
      Gas purchases..................................................     5,294  (a)                                         39,527
      Operating costs................................................      (845) (c)
      General and administrative.....................................      (723) (c)                                            508
      Depreciation and amortization..................................                 ($   1,872)                             9,521
      Transportation.................................................     1,500  (d)                                          1,500
                                                                      ----------       ----------                         ---------
                                                                          5,226           (1,872)                            51,056
                                                                      ----------       ----------                         ---------
    Exploration and production:
      Oil and gas production.........................................    (1,453) (c)                                            592
      General and administrative.....................................      (457) (c)                                            778
      Depreciation, depletion and amortization.......................                     (1,949)                               375
                                                                      ----------       ----------                         ---------
                                                                         (1,910)          (1,949)                             1,745
                                                                      ----------       ----------                         ---------
    Corporate general and administrative expenses....................                                                         3,499
                                                                      ----------       ----------                         ---------
                                                                          3,316           (3,821)                            56,300
                                                                      ----------       ----------                         ----------
Operating income.....................................................    (3,717)           3,821                             11,994
                                                                      ----------       ----------                         ----------
Other income (expense):
    Interest income..................................................                                                           961
    Other income ....................................................                                                         2,923
    Interest expense.................................................                                  $   1,959                -
                                                                                                       ---------          ---------

                                                                                                           1,959              3,884
                                                                      ----------       ----------      ---------          ---------
Net income (loss) before provision for benefit of income taxes.......    (3,717)           3,821           1,959             15,878
                                                                      ----------       ----------      ---------          ---------
Provision for (benefit of) income taxes:
        State........................................................       (37)              38              20               (288)
        Federal......................................................    (1,301)           1,337             686            (10,228)
                                                                      ----------       ----------      ---------          ---------
                                                                         (1,338)           1,375             706            (10,516)
                                                                      ----------       ----------      ---------          ---------
Net income........................................................... ($  2,379)       $   2,446       $   1,253          $  26,394
                                                                      ==========       ==========      =========          =========
Net income per share:
        Primary...................................................... ($    .35)       $     .36       $     .19          $    3.93
                                                                      ==========       ==========      =========          =========
        Fully diluted................................................ ($    .35)       $     .36       $     .19          $    3.93
Weighted average number of common and common                          ==========       ==========      =========          =========
 equivalent shares outstanding:
        Primary...................................................... 6,719,000        6,719,000       6,719,000          6,719,000
                                                                      ==========       ==========      =========          =========
        Fully diluted................................................ 6,719,000        6,719,000       6,719,000          6,719,000
                                                                      ==========       ==========      =========          =========

                                    Page F-6

                            CASTLE ENERGY CORPORATION
          NOTES TO THE PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 1996
                                    UNAUDITED
                                ("000's" Omitted)


General
---------
     Gives effect to the Asset Sale as though it occurred October 1, 1995.

     1. Reflects changes in operating income items other than depletion and depreciation as a result of the Asset Sale as follows:

         (a) Reflects replacement of equity gas (sold in Asset Sale) with purchased gas, i.e., the gas that was previously owned is now being purchased from the buyer.

         (b) Reflects loss of operating fees attributable to oil and gas properties sold in Asset Sale.

         (c) Reflects reduction in operating and general and administrative costs attributable to assets sold.

         (d) Reflects amortization of two years of prepaid gas transportation received as part of the purchase price.

         (e) Reflects loss of oil and gas sales from oil and gas properties sold.

     2. Reflects reduction in depletion for oil and gas properties and in depreciation for pipeline as a result of the Asset Sale.

     3. Reflects elimination of interest expense since a portion of the proceeds from the Asset Sale were used to liquidate the Company's bank debt.

     In accordance with the guidelines of the Securities and Exchange Commission, interest or other income has not been imputed on the remaining cash proceeds received by the Company in the Asset Sale nor have such cash proceeds been assumed to have been spent for other purposes such as repurchasing shares of the Company's stock or additional investments.



                                    Page F-7